Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
Third Quarter Revenue Totaled $142.6 Million
Third Quarter GAAP Net Loss of $14.1 Million, or GAAP EPS of ($0.14); Third Quarter Non-GAAP Adjusted Net Income1 of $15.6 Million and Non-GAAP Adjusted EPS of $0.15
Third Quarter Non-GAAP Adjusted EBITDA2 Totaled $25.4 Million
Austin, TX – February 7, 2024 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal third quarter ended December 31, 2023.
Recent Financial Highlights:
•Fiscal third quarter of 2024 revenue totaled $142.6 million, representing a year-over-year decline of 12% as compared to the fiscal third quarter of 2023.
•GAAP net loss for the fiscal third quarter of 2024 was $14.1 million, or ($0.14) per share, as compared to GAAP net income for the fiscal third quarter of 2023 of $4.1 million, or $0.04 per share.
•Non-GAAP adjusted net income1 for the fiscal third quarter of 2024 was $15.6 million, or $0.15 per share, as compared to Non-GAAP adjusted net income1 of $30.2 million, or $0.29 per share, in the fiscal third quarter of 2023.
•Non-GAAP adjusted EBITDA2 for the fiscal third quarter of 2024 was $25.4 million, as compared to Non-GAAP adjusted EBITDA2 of $40.0 million in the fiscal third quarter of 2023.
•Net cash provided by operating activities in the fiscal third quarter of 2024 was $11.7 million. Non-GAAP free cash flow3 in the fiscal third quarter of 2024 was $14.3 million. The Company reduced its long-term debt balance by $9.8 million to $374.0 million as of the end of the fiscal third quarter of 2024, as compared to $383.8 million as of the end of the fiscal second quarter of 2024.
“Weaker U.S. device upgrade rates and temporary platform consolidation factors represent near-term headwinds, but in no way impact our broader outlook on the tremendous market opportunity in front of us, particularly with respect to the prevailing winds of change in the alternative app distribution world,” said Bill Stone, CEO. “Recent regulatory and legislative news, along with the soon-to-be-effective Digital Markets Act in the European Union, are drawing global operators, OEMs, and app publishers to our advantageously positioned direct distribution platform offerings. We are making positive progress in this area, inclusive of key strategic investments, and look forward to converting this progress into future growth for the

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

Company in calendar 2024 and beyond.”
Fiscal 2024 Third Quarter Financial Results
Total revenue for the third quarter of fiscal 2024 was $142.6 million. Total On Device Solutions revenue before intercompany eliminations was $94.3 million. Total App Growth Platform revenue before intercompany eliminations was $49.2 million.

GAAP net loss for the third quarter of fiscal 2024 was $14.1 million, or ($0.14) per share, as compared to GAAP net income for the third quarter of fiscal 2023 of $4.1 million, or $0.04 per share.

Non-GAAP adjusted net income1 for the third quarter of fiscal 2024 was $15.6 million, or $0.15 per share, as compared to Non-GAAP adjusted net income1 of $30.2 million, or $0.29 per share in the third quarter of fiscal 2023.

Non-GAAP adjusted EBITDA2 for the third quarter of fiscal 2024 was $25.4 million, as compared to Non-GAAP adjusted EBITDA2 for the third quarter of fiscal 2023 of $40.0 million.
Business Outlook
Based on information available as of February 7, 2024, and considering the ongoing uncertainties in the macro environment, the Company currently expects the following for the full-year fiscal 2024:
•Revenue of between $547 million and $553 million
•Non-GAAP adjusted EBITDA2 of between $90 million and $94 million
•Non-GAAP adjusted EPS1 of between $0.50 and $0.54, based on approximately 104 million diluted shares outstanding and an effective tax rate of 25% on Non-GAAP adjusted net income1
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

Management will host a conference call and webcast today at 4:30 p.m. ET to discuss its fiscal 2024 third quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/9eABOypQpMn. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 8683055.
A playback will be available through February 14, 2024. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 4762403. An online webcast will be archived for a period of one year, and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses and severance costs. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

and severance costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs and depreciation of software. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We have a history of net losses
•We have a limited operating history for our current portfolio of assets.
•The failure to successfully integrate our recent acquisitions may adversely affect our future results.
•Growth may place significant demands on our management and our infrastructure.

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•If we are unable to maintain our corporate culture, our business could be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•If we fail to implement or are delayed in the implementation of our new ERP system platform, we may not be able to effectively transact our business or produce our financial statements on a timely basis.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including financial markets, and inflation.
•Risks associated with the ongoing conflicts in Ukraine and Israel have caused, and are currently expected to cause, negative effects on geopolitical conditions and the global economy, including financial markets, inflation, and the global supply chain, which could have an adverse impact on our business, operating results and financial condition, especially given our significant business presence in the region.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Governmental regulation of our marketing methods.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Litigation may harm out business.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•We have identified a material weakness in our internal control over financial reporting and disclosure controls and procedures which could, if not remediated, result in additional material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended December 31,		Nine months ended December 31,
	2023	2022	2023	2022
Net revenue	$142,634	$162,310	$432,259	$525,802
Costs of revenue and operating expenses
Revenue share	70,364	73,370	208,675	237,618
Other direct costs of revenue	8,614	9,324	27,244	27,438
Product development	13,036	14,218	42,873	43,087
Sales and marketing	14,432	16,469	45,546	48,017
General and administrative	45,455	39,132	127,339	114,328
Impairment of goodwill	—	—	147,181	—
Total costs of revenue and operating expenses	151,901	152,513	598,858	470,488
(Loss) income from operations	(9,267)	9,797	(166,599)	55,314
Interest and other income (expense), net
Change in fair value of contingent consideration	—	—	372	—
Interest expense, net	(7,666)	(6,913)	(22,900)	(16,224)
Foreign exchange transaction gain	338	17	155	(595)
Other income (expense), net	(311)	8	(67)	392
Total interest and other expense, net	(7,639)	(6,888)	(22,440)	(16,427)
(Loss) income before income taxes	(16,906)	2,909	(189,039)	38,887
Income tax (benefit) provision	(2,845)	(1,153)	(5,097)	8,164
Net (loss) income	(14,061)	4,062	(183,942)	30,723
Less: net (loss) income attributable to non-controlling interest	—	43	(220)	118
Net (loss) income attributable to Digital Turbine, Inc.	(14,061)	4,019	(183,722)	30,605
Other comprehensive income
Foreign currency translation adjustment	3,585	10,144	(3,809)	(4,644)
Comprehensive (loss) income	(10,476)	14,206	(187,751)	26,079
Less: comprehensive income attributable to non-controlling interest	—	59	519	334
Comprehensive (loss) income attributable to Digital Turbine, Inc.	$(10,476)	$14,147	$(188,270)	$25,745
Net (loss) income per common share
Basic	$(0.14)	$0.04	$(1.83)	$0.31
Diluted	$(0.14)	$0.04	$(1.83)	$0.30
Weighted-average common shares outstanding
Basic	101,376	99,108	100,643	98,623
Diluted	101,376	103,348	100,643	103,674

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	December 31, 2023	March 31, 2023
	(Unaudited)
ASSETS
Current assets
Cash	$48,959	$75,058
Restricted cash	506	500
Accounts receivable, net	217,239	178,189
Prepaid expenses and other current assets	20,586	12,319
Total current assets	287,290	266,066
Property and equipment, net	43,598	39,327
Right-of-use assets	9,594	10,073
Intangible assets, net	330,531	379,632
Goodwill	411,055	561,576
Other non-current assets	24,567	9,882
TOTAL ASSETS	$1,106,635	$1,266,556

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities
Accounts payable	$159,525	$119,338
Accrued revenue share	66,161	69,221
Accrued compensation	7,523	10,984
Other current liabilities	35,447	21,377
Total current liabilities	268,656	220,920
Long-term debt, net of debt issuance costs	374,034	410,522
Deferred tax liabilities, net	4,664	13,940
Other non-current liabilities	13,583	13,919
Total liabilities	660,937	659,301
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 102,454,268 issued and 101,696,143 outstanding at December 31, 2023; 100,216,494 issued and 99,458,369 outstanding at March 31, 2023	10	10
Additional paid-in capital	850,989	822,217
Treasury stock (758,125 shares at December 31, 2023 and March 31, 2023)	(71)	(71)
Accumulated other comprehensive loss	(46,493)	(41,945)
Accumulated deficit	(358,837)	(175,115)
Total stockholders’ equity	445,698	605,196
Non-controlling interest	—	2,059
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,106,635	$1,266,556

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended December 31,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(14,061)	$4,062
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	21,008	20,137
Non-cash interest expense	209	211
Allowance for credit losses	1,348	760
Stock-based compensation expense	7,987	7,620
Change in fair value of contingent consideration	—	—
Right-of-use asset	(1,272)	(211)
Deferred income taxes	1,723	(266)
Foreign exchange transaction gain	(338)	(31)
Impairment of goodwill	—	—
(Increase) decrease in assets:
Accounts receivable, gross	(27,790)	22,900
Prepaid expenses and other current assets	(5,164)	(6,789)
Other non-current assets	(1,205)	(60)
Increase (decrease) in liabilities:
Accounts payable	19,799	(16,484)
Accrued revenue share	11,537	(3,458)
Accrued compensation	(743)	1,978
Other current liabilities	(2,788)	2,378
Other non-current liabilities	1,411	458
Net cash provided by operating activities	11,661	33,205

Cash flows from investing activities
Equity investments	(9,678)	(4,000)
Business acquisitions, net of cash acquired	65	(2,708)
Capital expenditures	(3,107)	(5,668)
Net cash used in investing activities	(12,720)	(12,376)

Cash flows from financing activities
Proceeds from borrowings	8,000	18,000
Payment of debt issuance costs	—	(94)
Repayment of debt obligations	(17,998)	(43,000)
Acquisition of non-controlling interest in consolidated subsidiaries	—	—
Payment of withholding taxes for net share settlement of equity awards	(139)	(273)
Options exercised	57	156
Net cash used in financing activities	(10,080)	(25,211)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	1,955	1,030

Net change in cash and cash equivalents and restricted cash	(9,184)	(3,352)

Cash and cash equivalents and restricted cash, beginning of period	58,649	83,213

Cash and cash equivalents and restricted cash, end of period	$49,465	$79,861

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended December 31,
	2023	2022	% Change
On Device Solutions	$94,298	$96,316	(2)%
App Growth Platform	49,181	67,407	(27)%
Elimination	(845)	(1,413)	(40)%
Consolidated	$142,634	$162,310	(12)%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended December 31,
	2023	2022
Net revenue	$142,634	$162,310
(Loss) income from operations	(9,267)	9,797
Add-back items:
Product development	13,036	14,218
Sales and marketing	14,432	16,469
General and administrative	45,455	39,132
Depreciation of software included in other direct costs of revenue	572	1,618
Impairment of goodwill	—	—
Non-GAAP gross profit	$64,228	$81,234
Non-GAAP gross profit percentage	45%	50%

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended December 31,
	2023	2022
Net (loss) income	$(14,061)	4,062
Add-back items:
Stock-based compensation expense	7,987	7,620
Amortization of intangibles	15,936	16,120
Adjustment to estimated earn-out liability	—	—
Business transformation costs	4,763	—
Transaction-related expenses	46	1,297
Severance costs	909	1,110
Impairment of goodwill	—	—
Non-GAAP adjusted net income	$15,580	$30,209
Non-GAAP adjusted net income per common share	$0.15	$0.29
Weighted-average common shares outstanding, diluted	103,459	103,348

Digital Turbine Reports Fiscal 2024 Third Quarter Financial Results
February 7, 2024

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended December 31,
	2023	2022
Net (loss) income	$(14,061)	$4,062
Add-back items:
Stock-based compensation expense	7,987	7,620
Depreciation and amortization	21,008	20,137
Interest expense, net	7,666	6,913
Other income (expense), net	311	(8)
Change in fair value of contingent consideration	—	—
Business transformation costs	4,763	—
Foreign exchange transaction (gain) loss	(338)	(17)
Income tax (benefit) provision	(2,845)	(1,153)
Transaction-related expenses	46	1,297
Severance costs	909	1,110
Impairment of goodwill	—	—
Non-GAAP adjusted EBITDA	$25,446	$39,961

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended December 31,
	2023	2022
Net cash provided by operating activities	$11,661	$33,205
Capital expenditures	(3,107)	(5,668)
Transaction-related expenses	46	1,297
Severance costs	909	1,110
Business transformation costs	4,763	—
Non-GAAP free cash flow provided (used) by operations	$14,272	$29,944